Exhibit 99.1

                         DATED   25 October 2000
                         ------------------------







                     WESFARMERS RAILROAD HOLDINGS PTY LTD
                                ACN 008 705 986
                                     (WRH)

                              WESFARMERS LIMITED
                                ACN 008 984 049
                                 (Wesfarmers)

                             GWI HOLDINGS PTY LTD
                                ACN 094 819 806
                                     (GWH)
                             GENESEE & WYOMING INC
                                     (GWI)

                                    - AND -

                      GENESEE & WYOMING AUSTRALIA PTY LTD
                                ACN 080 579 308
                                   (Company)



                               WESTRAIL FREIGHT
                   BIDDING AND SHARE SUBSCRIPTION AGREEMENT


                               EDWARDS THOMPSON
                                  Solicitors
                            Level 31, QV1 Building
                            250 St George's Terrace
                                  Perth 6000
                               Western Australia

                           Telephone: 61 8 9321 2722
                          Facsimile:   61 8 9321 2788
                      E-mail: law@edwardsthompson.com.au
                              Ref: AGT:AC:2000365

                           TABLE OF CONTENTS

1.   DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . . . . . . .  1

2.   ISSUE OF SHARES AND MAKING OF LOANS  . . . . . . . . . . . . . . . . .  5

3.   FUNDING OF THE BID AND ASSOCIATED EXPENSES AND LIABILITIES   . . . . .  6

4.   SHAREHOLDERS AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . .  8

5.   DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

6.   CHANGE OF NAME OF COMPANY AND INCORPORATION OF NEW COMPANIES   . . . .  8

7.   GENERAL WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . .  9

8.   GWH AND GWI WARRANTIES AND INDEMNITIES   . . . . . . . . . . . . . . .  9

9.   SPECIFIC INDEMNITIES, WARRANTIES AND COVENANTS   . . . . . . . . . . . 10

10.  SPECIAL RIGHTS OF GWI IF ASD PROJECT PROCEEDS . . . .. . . . . . . . . 10

11.  SUBORDINATION    . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

12.  GENERAL PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . 10

SCHEDULE 1 - NUMBER OF GWH SUBSCRIPTION SHARES

SCHEDULE 2 - STRUCTURAL CHART

SCHEDULE 3 - NUMBER OF WRH SUBSCRIPTION SHARES

SCHEDULE 4 - WARRANTIES

SCHEDULE 5 - CONTRACTS & LITIGATION

SCHEDULE 6 - CASH FLOW FORMAT

EXECUTION

ANNEXURE

                   BIDDING AND SHARE SUBSCRIPTION AGREEMENT


THIS AGREEMENT is made the 25th day of October 2000

AMONG

1. WESFARMERS RAILROAD HOLDINGS PTY LTD (ACN 008 705 986) of Level 11, Wesfarmers House, 40 The Esplanade, Perth, Western Australia (WRH)

2. WESFARMERS LIMITED (ACN 008 984 049) also of Level 11, Wesfarmers House, 40 The Esplanade, Perth, Western Australia (Wesfarmers)

3. GWI HOLDINGS PTY LTD (ACN 094 819 806) of care of Edwards Thompson of Level 31, 250 St Georges Terrace, Perth, Western Australia (GWH)

4. GENESEE & WYOMING INC, a Delaware corporation with its principal place of business at 66 Field Point Road, Greenwich, Connecticut, United States of America (GWI)

AND

5. GENESEE & WYOMING AUSTRALIA PTY LTD (ACN 080 579 308) of Level 2 ASR Building, 320 Churchill Road, Kilburn, South Australia (Company)

RECITALS

A.   GWH is or will be entitled to be the sole shareholder of the Company.

B. The Company has an issued capital of 1 ordinary share and 5,852,230 redeemable preference shares.

C. WRH has agreed to subscribe for shares in and to make the Loan to the Company on the terms and conditions set out in this Agreement.

OPERATIVE PROVISIONS

1.   DEFINITIONS AND INTERPRETATION

1.1  In this Agreement unless the contrary intention appears:

     Accounts means the audited accounts of the Company and its subsidiaries as at 31 December 1999.

     Allotment Date means the date and time immediately preceding the date and time that Completion takes place in accordance with the Sale Agreement.

     ASD Project means the construction and operation of a new railway from Alice Springs to Darwin, the upgrade and operation of the existing railway from Tarcoola to Alice Springs and the construction and operation of a container freight terminal at the Port of Darwin by a joint venture known as the Asia Pacific Transport Consortium of which a subsidiary of the Company is a member.

     Bid means the final binding offer by the Company for the purchase and lease of the Westrail Freight Business.

     Bid Liabilities means any Loss or Claim suffered, incurred or brought against WRH, Wesfarmers, GWH, GWI or the Company in connection with:

     (a)  the Bid, irrespective of whether or not the Bid is successful; and

     (b) the entry into and performance of the Bid Transaction Agreements, including any consideration that is furnished or liability arising under the Bid Transaction Agreements,

     but does not include the Excluded Liabilities.

     Bid Transaction Agreements means each of the agreements that will be entered into by the Company, any of its subsidiaries, GWH, GWI, WRH, Wesfarmers, the Government of Western Australia, its instrumentalities and others in relation to the acquisition of the Westrail Freight Business and the associated railroad infrastructure in the event that the Bid is successful, including:

     (a) the Agreement for Sale of Business to be made between the Company, The Honourable Murray Criddle MLC, The Western Australian Government Railways Commission and others;

     (b) the Railway Corridor Land Use Agreement and Railway Infrastructure Lease to be made between the Company, one or more of its subsidiaries, The Western Australian Government Railways Commission and others; and

     (c) any guarantees provided by the Company, or in relation to the acquisition of the Westrail Freight Business and the associated railway infrastructure.

     Business Day means a day on which trading banks are open for general business in Perth and Adelaide, not being a Saturday or a Sunday.

     Claim includes any claim, action, demand, proceeding or judgment however arising whether at law or in equity, statute, in tort for negligence, contract or otherwise.

     Completion Accounts means accounts of the Company and its Subsidiaries compiled on the same basis as the Accounts as at the time immediately preceding the allotment of Shares to WHR in accordance with this Agreement.

     Commencement Date means the date upon which the Company has been advised by the State of Western Australia that its bid for the Westrail Freight Business has been successful.

     Constitution means the constitution of the Company.

     Corporations Law means the Corporations Law in force in Western
     Australia.

     Excluded Liabilities means:

     (a) the costs of consultants engaged directly by the Company, GWH, GWI, WRH or Wesfarmers (as the case requires) in connection with the Bid;

     (b) administrative expenses incurred by the Company, GWI, GWH, WRH or Wesfarmers in connection with the Bid; and

     (c) travel, accommodation and similar expenses incurred by the Company, GWH, GWI, WRH or Wesfarmers in connection with the Bid.

     Loss includes any damage, loss, cost, expense or liability (including legal expenses on a solicitor/client basis) whether direct, indirect or consequential, present or future, fixed or unascertained, actual or contingent, under statute, in tort for negligence, contract or otherwise.

     Minister's Lien means the fixed charge granted by Australia Southern Railroad Pty Ltd in favour of the Minister of Transport and Urban Planning for the State of South Australia pursuant to a deed of agreement to lease and charge dated 7 November 1997 and registered with the Australian Securities and Investments Commission on 22 December 1997.

     MOU means the memorandum of understanding dated 13 September 2000 between Wesfarmers and the Company.

     Net Tangible Assets means the amount recorded as shareholders equity in the Completion Accounts less any amount recorded as intangible assets.

     Related Body Corporate has the meaning given in the Corporations Law.

     Share means ordinary and preference shares in the capital of the Company.

     Sale Agreement means Agreement for Sale of Business between the Honourable Murray Criddle MLC, Minister for Transport exercising powers under Section 13 and Section 44 of the Rail Freight System Act 2000
     (WA), the Western Australian Government Railways Commission, the Honourable Richard Fairfax Court MLA, Treasurer, exercising power under
     Section 20 of the Rail Freight System Act 2000 (WA), Westrail Freight Employment Pty Ltd ACN 087 891 601, Genesee & Wyoming Australia Pty Ltd ACN 080 579 308, WestNet StandardGauge Pty Ltd, WestNet NarrowGauge Pty Ltd, Australian Western Railroad Pty Ltd, AWR Lease Co Pty Ltd (the last four companies to be incorporated or acquired prior to the execution of the Sale Agreement).

     Share Certificate means a certificate issued by the Company evidencing that the person named in the certificate is the holder of the number of Shares shown on the certificate .

     Shareholders Agreement means the shareholders agreement between the parties contained in annexure 1.

     Warranties means the statements contained in Schedule 4 to this Agreement.

     Westrail Freight Business means the business of carrying goods by rail and road carried on by the Western Australia Government Railways Commission and the provision of access to third parties to the rail corridor land as defined in the Rail Freight System Act 2000 of Western Australia and leased railway infrastructure and any expansions modifications or variations thereto carried out from time to time.

Interpretation

1.2  In this Agreement unless the contrary intention appears:

     (a) a reference to a clause, Schedule or annexure is a reference to a clause of or schedule or annexure to this Agreement and references to this Agreement include any recital, schedule or annexure;

     (b) a reference to this Agreement or another instrument includes any variation or replacement of either of them;

     (c) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

     (d) the singular includes the plural, the plural includes the singular and any gender includes each other gender;

     (e) the word person includes a firm, a body corporate, an unincorporated association or an authority;

     (f) a reference to a person includes that person's executors, administrators, successors, substitutes (including persons taking by novation) and permitted assigns;

     (g) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

     (h) an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

     (i) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

     (j) a day means the period of time commencing at midnight and ending 24 hours later;

     (k)  a month means a calendar month;

     (l)  a reference to currency is a reference to Australian currency;

     (m) the president of a body or authority means the president or other senior officer for the time being and includes any person acting in that capacity;

     (n) including is deemed to be followed by the words, but not limited to; and

     (o)  party or parties means a party or parties to this Agreement.

2.   ISSUE OF SHARES AND MAKING OF LOANS

     2.1 WRH agrees to subscribe for and the Company agrees to allot the number and classes of Shares set out in Schedule 3 ("WRH Subscription Shares") for the subscription price set out in
          Schedule 3 ("WRH Subscription Price").

     2.2  On the Allotment Date, WRH must:

          (a) give to the Company a completed and signed application form in respect of the WRH Subscription Shares; and

          (b) procure that the amount of the WRH Subscription Price is transferred in immediately available funds into the Company's nominated bank account.

     2.3 Immediately after receipt by the Company of confirmation from the Company's bankers that the amount of WRH Subscription Price has been transferred in immediately available funds into the Company's nominated bank account, the Company must:

          (i) give WRH certified copies of minutes of a board meeting at which the directors of the Company resolve to allot the Subscription Shares to WRH;
          (ii) record WRH in its register of members as being the holder of the Subscription Shares;

          (iii) give WRH Share Certificates in respect of the Subscription Shares; and

          (iv) appoint the three directors nominated by WRH as directors of the Company.

          2.4 For the avoidance of doubt, the parties acknowledge that WRH's right to subscribe for shares under this Agreement will only arise if the Bid is successful.

3.   FUNDING OF THE BID AND ASSOCIATED EXPENSES AND LIABILITIES

          General principle

     3.1 For so long as they are the only holders of Shares in the Company, GWH and WRH agree to bear the Bid Liabilities in equal shares. This agreement is given by each party for the benefit of the others, but in particular:

          (a)  by WRH for the benefit of GWI; and

          (b)  by GWH for the benefit of Wesfarmers.

          If the Bid is successful

     3.2  GWH and GWI will simultaneously with the steps set out in Clause
          2.3 on the Allotment Date cause the Company and its subsidiaries to pay all moneys secured by and cause to be satisfied and discharged all mortgages charges liens pledges or other securities of any kind given by or existing in respect of the Company and its subsidiaries immediately prior to the Allotment Date (save and except the Minister's Lien) and that the total debt owed by the Company to GWI and any company associated with it shall not exceed $15 million.

     3.3 GWH shall subscribe for and the Company shall allot the number and classes of Shares set out in Schedule 1 for the subscription price set out in Schedule 1.

     3.4 If the Bid is successful, the parties expect that the Company will be in a position to satisfy the Bid Liabilities on its own account, and that GWH and WRH will satisfy their respective obligations to bear the Bid Liabilities in equal shares through their shareholdings in and loans to the Company. To the extent that the Company requires further funds to satisfy the Bid Liabilities, GWH and WRH must:
          (a)  cause the Company to borrow those further funds; or

          (b) subscribe for further equity in the Company to meet the requirement for the further funds,

          in each case, as promptly as practicable, from time to time and having regard to their agreement to bear the Bid
          Liabilities in equal shares though their shareholding in the Company and debt funding raised by the Company.

          If the Bid is unsuccessful

     3.5 If the Bid is unsuccessful, WRH agrees to pay to the Company or to GWH (at GWH's option) and GWH agrees to pay to the Company or to WRH such sum or sums as might reasonably be required from time to time to satisfy WRH and GWH's respective obligation to bear half of the Bid Liabilities.

          Indemnity by WRH and Wesfarmers

     3.6 WRH and Wesfarmers each unconditionally and irrevocably indemnify and hold the Company and GWH harmless against any Loss suffered as a result of any breach by WRH of the obligations imposed on it under this Agreement. Wesfarmers acknowledges having received valuable consideration for the grant of the indemnity.

     3.7 The liability of WRH and Wesfarmers under this indemnity is not affected by anything which might release or exonerate or otherwise affect it at law or in equity, including one or more of the following:

          (a) GWH or the Company granting time or other indulgence to, compromising with or partially releasing any person in any way;

          (b) laches, acquiescence, delay, acts or omissions on the part of any person;

          (c)  any variation or novation of a right of GWH or the Company;

          (d) any alteration of this Agreement, the Bid Transaction Agreements or any agreement entered into in the performance of this Agreement or the Bid Transaction Agreements, with or without the consent of WRH or Wesfarmers; or

          (e) the invalidity or unenforceability of an obligation or liability of a person other than WRH or Wesfarmers.

     3.8 This indemnity is a continuing indemnity and is not discharged by any one payment. It is not discharged on the Commencement Date or the Allotment Date.

     3.9 It is not necessary for GWH or the Company to make a payment or incur an expense before enforcing this right of indemnity. Indemnity by GWH and GWI

     3.10 GWH and GWI each unconditionally and irrevocably indemnify and hold the Company and WRH harmless against any Loss suffered as a result of any breach by GWH of the obligations imposed on it under this Agreement. GWH acknowledges having received valuable consideration for the grant of the indemnity.

     3.11 The liability of GWH and GWI under this indemnity is not affected by anything which might release or exonerate or otherwise affect it at law or in equity, including one or more of the following:

          (a) WRH or the Company granting time or other indulgence to, compromising with or partially releasing any person in any way;

          (b) laches, acquiescence, delay, acts or omissions on the part of any person;

          (c)  any variation or novation of a right of WRH or the Company;

          (d) any alteration of this Agreement, the Bid Transaction Agreements or any agreement entered into in the performance of this Agreement or the Bid Transaction Agreements, with or without the consent of GWH or GWI; or

          (e) the invalidity or unenforceability of an obligation or liability of a person other than GWH or GWI.

     3.12 This indemnity is a continuing indemnity and is not discharged by any one payment. It is not discharged on the Commencement Date or the Allotment Date.

     3.13 It is not necessary for WRH or the Company to make a payment or incur an expense before enforcing this right of indemnity:

4.   SHAREHOLDERS AGREEMENT

     4.1 Upon the Allotment Date the Shareholders Agreement will become binding on the parties without further formality.

     4.2 The parties agree to execute promptly original copies of the Shareholders Agreement, although the Shareholders Agreement will be binding on the parties in accordance with clause 4.1 even if it is not properly executed.

     4.3 The parties acknowledge that GWH is the Shareholder for the purposes of the Shareholders Agreement.

5.   DIRECTORS

     5.1 From the Allotment Date WRH may appoint one or more directors to the board of the Company in accordance with the Constitution and the Shareholders Agreement.

6.   CHANGE OF NAME OF COMPANY AND INCORPORATION OF NEW COMPANIES

     The Company will:

          (a) change its name to Australian Railroad Group Pty Ltd (or such other name as is agreed by GWH and WRH);

          (b) cause to be incorporated or acquired by the Company on Commencement prior to its execution of the Sale Agreement, all corporate entities required in relation to the Sale Agreement, the Lease Agreement and the US Cross Border Lease Substitution Deed, Operating Agreement and Sub-Sublease and otherwise as set out in the structure chart attached as Schedule 2.

7.   GENERAL WARRANTIES

     7.1 Each party warrants to each other party, at the date of this Agreement, that:

          (a) it has the power and authority to enter into and perform its obligations under this Agreement;

          (b) the execution, delivery and performance of this Agreement by it will constitute legal, valid and binding obligations of it, enforceable in accordance with its terms;

          (c) no meeting has been convened, resolution proposed, petition presented or order made for the winding up of it and no receiver, receiver and manager, provisional liquidator, liquidator or other officer of a court has been appointed in relation to any of its assets and no mortgagee has taken or attempted or indicated in any manner any intention to take possession of any of its assets; and

          (d) the execution, delivery and performance of this Agreement will not violate:

               (i) any legislation or rule of law or regulation, authorisation, consent or any order or decree of any governmental authority;
               (ii) its constituent documents or any legislation, rules or other document constituting that party or governing its activities; or

              (iii) any instrument to which it is a party or which is
                    binding on it or any of its assets including without limitation in the case of the Company any charges over the assets and undertakings of the Company; and

               will not result in the creation or imposition of any encumbrance or restriction of any nature on any of its assets.

8.   GWH AND GWI WARRANTIES AND INDEMNITIES

     8.1 GWH and GWI represent and warrant to WRH that each of the statements set out in Schedule 4 to this Agreement will be true and correct in all material respects on the Allotment Date as if made on that date.

     8.2 Subject to this clause 8, GWH and GWI indemnify and will keep indemnified WRH from any Claim or damage, loss, cost, expense or liability (including legal expenses on a solicitor/client basis) under statute, in tort for negligence, contract or otherwise but excluding indirect or consequential loss, loss of bargain, profits, expectation or opportunity, brought against, incurred or suffered by WRH as a result of any inaccuracy in or breach of the Warranties.

     8.3 The indemnity contained in clause 8.2 is a continuing obligation separate and independent from the other obligations of the parties and will survive the termination, completion or expiration of this Agreement (although, in accordance with clause 8.8(c), the indemnity ceases to have effect on the date which is 24 months after the Commencement Date).

     8.4 Subject to any law to the contrary and except as provided in the Warranties or in this Agreement, all terms, conditions, warranties and statements, whether express, implied, written, oral, collateral, statutory or otherwise, are excluded and GWH disclaims all liability in relation to these to the maximum extent permitted by law.

     8.5 WRH acknowledges that, in entering into this Agreement it does not rely on any statement, representation, warranty, condition or other conduct which may have been made by GWH or the Company or any person purporting to act on behalf of GWH or the Company, except as set out in this Agreement or the Warranties. WRH agrees not to make and waives any right it may have to make any claim against GWH or any of its officers, employees, agents or advisers under section 52 of the Trade Practices Act 1974, or the corresponding provision of any state or territory enactment, for any statement or representation made concerning the Company.

     8.6 If a claim is made by a person against WRH which, if satisfied by WRH, would result in a claim against GWH under the Warranties:

          (a)  WRH must immediately give notice of the claim to GWH; and

          (b) at the expense and direction of GWH, WRH must take such reasonable action (including legal proceedings) as GWH may require to avoid, dispute, defend, appeal, settle or compromise the claim and any adjudication of it.

     8.7 WRH acknowledges that it has had the opportunity to make and has made reasonable enquiries in relation to all matters material to it which are not covered by the Warranties and has satisfied itself in relation to the matters arising from those investigations. In particular, WRH acknowledges having received copies of the documents and the information referred to in Schedule 5.

     8.8  WRH may only make a claim against GWH under this clause 8 if:

          (a)  the aggregate amount of the claim is A$75,000 or more;

          (b) the amount of the claim, when aggregated with all previous claims made under this clause 8, does not exceed 115% WRH Subscription Price;

          (c) full particulars of the claim are given to GWH in writing within:

               (i) 21 Business Days of the date on which WRH first becomes aware of the claim; and

               (ii) 24 months after the Commencement Date.

9.   SPECIFIC INDEMNITIES, WARRANTIES AND COVENANTS

     Specific Indemnities

     9.1 In addition to and without limiting any other indemnities given by GWH and GWI under this Agreement GWH and GWI indemnify and will keep indemnified WRH, the Company and all subsidiaries of the Company from:

          (a) any Claim or Loss brought against, incurred or suffered by WRH, the Company or any of its subsidiaries:

               (i) in connection with the discharge or release of the Company from any future obligations (including payment), in respect of the Company's current executive's deferred compensation scheme;

               (ii) arising from the negotiation settlement or other
                    resolution of the disputes listed in Schedule 5; and
              (iii) to the extent that it is not provided for in the
                    Completion Accounts any payment of a deductible under any insurance claim for public liability arising in respect of any event occurrence or circumstance prior to Allotment Date;

          (b) any costs arising as a consequence of the ASD Project not proceeding. The ASD Project will unless otherwise agreed between the parties to this Agreement be deemed to be not proceeding (without limiting any other facts or circumstances) if:

               (i) financing of the Asia Pacific Transport Consortium is not completed by 31 March 2001; or

               (ii) execution and delivery of the relevant documents in the form submitted to Finlaysons, solicitors of Adelaide, South Australia ("Finlaysons"), after the conduct of due diligence by them, has not been completed on or before 30 April 2001.

     Specific Warranties

     9.2 GWH and GWI warrant to WRH, Wesfarmers and the Company that as at the Allotment Date:

          (a) the Net Tangible Assets of the Company will not be less than $30,500,000;

          (b) the issue of Shares and the acceptance of the loan by the Company in accordance with this Agreement will not constitute an event of default under or give rise to any rights or consequences adverse to the Company in respect of the Ground Lease or the Deed of Agreement to Lease dated 7 November 1997 made between the Minister of Transport and Urban Planning for the State of South Australia, Australia Southern Railroad Pty Ltd and GWI.

     Specific Mutual Covenants

     9.3 Each of the Parties hereto other than the Company covenants with the other of them that:

          (a) if the Net Tangible Assets of the Company shall be less than $30,500,000 GWI shall cause GWH to subscribe for one redeemable preference share at a subscription price equal to the difference between $30,500,000 and the value of the Net Tangible Assets of the Company and WRH shall subscribe for one redeemable preference share for $1.00; and

          (b) they will cause the Company to follow a dividend policy to pay all available dividends to shareholders to the maximum permissible level of available franking credits subject to any requirements of the Company's financiers.

     9.4 GWI and GWH covenant with WRH that forthwith after the Commencement Date and in any event prior to the Allotment Date GWI will transfer to GWH and GWH will accept such transfer to it of all issued Shares in the Company.

10.  SPECIAL RIGHTS OF GWI IF ASD PROJECT PROCEEDS

     10.1 ASD Project Proceeds

          If financing of the Asia Pacific Transport Consortium is completed by 31 March 2001 and execution and delivery of the relevant documents in the form submitted to Finlaysons after the conduct of due diligence by them is completed on or before 30 April 2001, then the ASD Project will be deemed to proceed and the Company will give notice in writing to each shareholder that the ASD Project is proceeding whereupon GWH shall have the option to subscribe for and be allotted 10,000,000 ordinary shares in the Company for a total price of $1.00, such option to be exercised by notice in writing to the Company prior to the expiration of 10 Business Days from the date notice is given by the Company to GWH in accordance with this clause. If GWH exercises its option, then the Company shall give notice in writing to WRH whereupon WRH shall be obliged, as soon as possible, to subscribe for 10,000,000 ordinary shares for a total subscription price of $17.5 million being the net present value of the ASD Project at a 12% discount rate as determined by the cash flow analysis set out in Schedule 6.

     10.2 ASD Project Proceeds on Different Basis

          If the financing of the Asia Pacific Transport Consortium is completed by 31 March 2001 but on or before 30 April 2001, documents on terms materially different to those submitted to Finlaysons after the conduct of due diligence by them are delivered and executed, then the Company will give notice in writing to each shareholder that the ASD Project is proceeding on a different basis whereupon GWH shall have the option to subscribe for and be allotted 10,000,000 ordinary shares in the Company for a total price of $1.00, such option to be exercised by notice in writing to the Company prior to the expiration of 10 Business Days from the date notice is given by the Company to GWH in accordance with this clause. If GWH exercises its option, then the Company shall give notice in writing to WRH whereupon WRH shall be obliged, as soon as possible, to subscribe for 10,000,000 ordinary shares for the subscription price determined in accordance with the formula set out below:

                                   IP    =    (V+TV)
                                              ------
                                                 S

     IP is the issue price per share of the ordinary Shares to be issued;

     V is the net present value of future, nominal, after-tax cash flows generated by ASD Project, discounted at 12.0% prepared and calculated in accordance with the format set out in
               Schedule 6;

     TV is the net present value of an amount equal to 5.5 times 2015 nominal cash flows generated by ASD Project, discounted at 12.0% prepared and calculated in accordance with the format set out in Schedule 6;

     S         is the number of ordinary shares subscribed for.

11.  SUBORDINATION

     11.1 WRH and GWH agree that on the Allotment Date, they will each make subordinated loans to the Company in the sum of $15 million on the terms set out in clause 11.3.

     11.2 The subordinated loans by WRH and GWH are referred to in this agreement as the WRH Loan and the GWH Loan respectively, and together the subordinated loans are referred to as the Subordinated Loans

     11.3 The Subordinated Loans will be made on the following terms:

          (a)  the Subordinated Loans will not bear interest; and

          (b) neither of the Subordinated Loans is repayable other than with the agreement of both WRH and GWH, and other than as permitted under:

               (1) the Australian Railroad Group Senior Facilities Term Sheet under which Australia and New Zealand Banking Group Limited and Bank of America NA (Australian Branch) agree to provide certain senior banking facilities to the Company (including clause 20.2.11 of that Term Sheet); and

               (2) any other documentation entered into with those banks and others in substitution for that Term Sheet.

     11.4 The procedures in relation to timing and manner of payment set out in clauses 2.2 and 2.3 in relation to the WRH Subscription Price apply equally to the timing and manner of payment of the WRH Loan.

     11.5 The parties acknowledge that the amount of the GWH Loan has already been provided to the Company, and that from the time the WRH Loan is provided to the Company the terms and provisions set out in clause 11.3 will apply to the GWH Loan in all respects.

12.  GENERAL PROVISIONS

     Notices

     12.1 A notice, approval or other communication to be given under this
          Agreement:

     (a) is to be in writing signed by the party giving it or that party's solicitor, counsel or agent;

     (b) may be left at or posted to the address of the party to whom it is given, or sent by facsimile transmission to that party's facsimile number, in each case as stated below:

     WRH's address        Level 11, Wesfarmers House
                          40 The Esplanade
                          Perth  6000
                          Western Australia
     Facsimile number     (08) 9327 4290

     Wesfarmers' address  Level 11, Wesfarmers House
                          40 The Esplanade
                          Perth  6000
                          Western Australia
     Facsimile number     (08) 9327 4290

     GWI's address        66 Field Point Road
                          Greenwich
                          Connecticut 06830
                          United States of America
     Facsimile number     1-(203)-661-4106

     GWH's address        care of Edwards Thompson
                          Level 31
                          250 St George's Terrace
                          Perth  6000
                          Western Australia
                          Facsimile:  (08) 9321 2788

     Company's address    care of Edwards Thompson
                          Level 31
                          250 St George's Terrace
                          Perth  6000
                          Western Australia
     Facsimile number     (08) 9321 2788

     (c) takes effect from the time it is received; and is taken to have been received as follows:

          (i)  if left at an address, at the time it is left;

          (ii) if posted, on the second (fifth, if posted to or from a place outside of Australia) Business Day after posting; and

         (iii) if sent by facsimile, on the next Business Day after it is sent unless the sender is aware that the transmission is defective.

     Costs and stamp duty

     12.2 Each party agrees to bear its own legal and other costs and expenses in connection with the preparation, signature and completion of this Agreement and of other related documentation, except stamp duty.

          The Company is to pay any stamp duty, including any fines, penalties and interest, payable in connection with this Agreement.

     Waiver and Variation

     12.3 A provision of or a right created under this Agreement may not be:

          (a) waived, except in writing signed by the party granting the waiver; or

          (b)  varied, except in writing signed by all parties.

     Remedies cumulative

          12.4 The rights, powers and remedies provided in this Agreement are cumulative with and not exclusive of the rights, powers and remedies provided by law independently of this Agreement.

     Entire agreement

     12.5 This Agreement and the Shareholders Agreement constitute the entire agreement between the parties about their subject matter and any previous agreements, (including the MOU) understandings and negotiations on that subject matter cease to have effect.

     Severance

     12.6 If any provision of this Agreement or the application of that provision to any person or circumstance is or becomes invalid or unenforceable, then the remaining provisions of this Agreement are not affected and are valid and enforceable to the fullest extent permitted by law. This clause has no effect if the severance alters the basic nature of this Agreement.

     Governing law and jurisdiction

     12.7 This Agreement is governed by the law in force in the State of Western Australia and each party irrevocably submits to the non-exclusive jurisdiction of the courts of that State.

     Exercise of rights

     12.8 A party may exercise a right, power or remedy (in this clause, collectively a right) at its discretion. The exercise of a right does not prevent the further exercise of that right or the exercise of any other right. Failure to exercise a right is not to be taken as a waiver of that right.

     Approvals and Consents

     12.9 Where this Agreement provides for a party to give its approval or consent, the party may give it conditionally or unconditionally or withhold it, unless this Agreement otherwise provides.

     No Merger

     12.10 The warranties, undertakings and indemnities in this Agreement do not merge on the Commencement Date of the Allotment Date.

     Payments

     12.11 A party liable to make a payment under this Agreement is to make the payment without set off, counterclaim or deduction. The party to whom a payment is to be made need not make a demand for payment unless a demand is expressly required.

     Further assurance

     12.12 Each party is to do, at its own expense, on the request of the other party, everything reasonable necessary to give effect to this Agreement and the transactions contemplated by it.

     Publicity

     12.13 A party may not make press or other announcements relating to this Agreement or the transactions for which it provides without the approval of the other party, unless that announcement is required by law or a stock exchange.

     Assignment

     12.14 Rights arising out of or under this Agreement are not assignable by any Party without the prior written consent of the other parties.

     Amendment

     12.15 No amendment or variation of this Agreement is valid or binding on a Party unless made in writing and executed by all parties.

     Counterparts

     12.16 This Agreement may be executed in a number of counterparts. All counterparts together will be taken to constitute one instrument.

EXECUTED AS AN AGREEMENT

SIGNED BY  ________________
For and on behalf of
WESFARMERS RAILROAD
HOLDINGS PTY LTD
ACN 008 705 986
In the presence of:

/s/ Vicki Krause                        /s/ Paul Steven Gardiner
--------------------------------        ---------------------------------
Witness                                 Signature of authorised person

Vicki Krause                            Company Secretary
--------------------------------        --------------------------------
Name of witness (print)                 Office held

                                        Paul Steven Gardiner
                                        ---------------------------------
                                        Name of authorised person
                                        (block letters)


EXECUTED by
WESFARMERS LIMITED
ACN 008 984 049
by the party's attorney pursuant to Power of Attorney dated 24 October 2000 who states that no notice of revocation of the power of attorney has been received in the presence of:

/s/ Vicki Krause                        /s/ Gene T. Tilbrook
--------------------------------        ---------------------------------
Witness                                 Attorney

Vicki Krause                            Gene T. Tilbrook
--------------------------------        ---------------------------------
Name of Witness (print)                 Name of Attorney (print)

THE COMMON SEAL of GWI HOLDINGS
PTY LTD ACN 094 819 806 is affixed in
accordance with its constitution in
the presence of:

/s/ Charles W. Chabot                /s/ Ian JM Jamieson
-----------------------------        --------------------------------
Signature of authorised person       Signature of authorised person


Director                             Director
-----------------------------        ---------------------------------
Office held                          Office held

Charles W. Chabot                    Ian JM Jamieson
------------------------------       --------------------------------
Name of authorised person            Name of authorised person
(block letters)                      (block letters)


SIGNED by
for and on behalf of
GENESEE & WYOMING INC
in the presence of:

/s/ Charles W. Chabot
-------------------------------
Signature of authorised person


Senior Vice President
-------------------------------
Office Held


Charles W. Chabot
-------------------------------
Name of authorised person
(block letters)

THE COMMON SEAL of GENESEE &
WYOMING AUSTRALIA PTY LTD ACN
080 579 308 is affixed in accordance with its constitution in the presence of:

/s/ Charles W. Chabot                     /s/ Ian JM Jamieson
----------------------------------        ---------------------------------
Signature of authorised person            Signature of authorised person

Senior Vice President                     Secretary
----------------------------------        ---------------------------------
Office held                               Office held

Charles W. Chabot                         Ian JM Jamieson
----------------------------------        --------------------------------
Name of authorised person                 Name of authorised person
(block letters)                           (block letters)